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                                   MAS FUNDS

          Supplement dated June 5, 1997 to the MAS Funds' prospectuses dated January 31, 1997


This supplement to the MAS Funds' prospectuses dated January 31, 1997 supersedes and replaces any existing supplements to the prospectuses. This supplement provides new and additional information beyond that contained in the prospectuses and should be read in conjunction with the prospectuses.

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     On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the
Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated
May 31, 1997, which Agreement was aproved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefits plans, endowments, foundations and other institutional investors.

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The following information relates to page 46 of the Investment Class Prospectus.

     Effective April 16, 1997, the Portfolio Managers for the Equity Portfolio should read as follows:

Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum.

Mr. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.






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